SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 20, 2004



                                   AAON, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)



           Nevada                       0-18953                  87-0448736
           ------                       -------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 583-2266

Item 12.  Results of Operations and Financial Condition.

               On July 20, 2004, Registrant issued a press release on its results of operations and financial condition for the three and six month periods ended and at June 30, 2004. A copy of such press release is attached as Exhibit "A" hereto.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AAON, INC.


Date:  July 21, 2004                    By:  /s/ John B. Johnson, Jr.
                                             -----------------------------------
                                                 John B. Johnson, Jr., Secretary


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

                                   EXHIBIT "A"


NEWS BULLETIN
FOR IMMEDIATE RELEASE
July 20, 2004

                                   AAON, Inc.
                  2425 South Yukon Ave. o Tulsa, OK 74107-2728
                   o Ph: (918) 583-2266 o Fax: (918) 583-6094 o
                             o http://www.aaon.com o
                  ---------------------------------------------
                            For Further Information:
          Jerry R. Levine o Phone: (914) 244-0292 o Fax: (914) 244-0295
                       Email: jerry.levine@worldnet.att.net
--------------------------------------------------------------------------------


                           AAON REPORTS SECOND QUARTER
                         RECORD SALES AND LOWER EARNINGS


Tulsa, OK, July 20, 2004 - AAON, Inc. (NASDAQ-AAON) today announced operating results for the second quarter and six-month period ended June 30, 2004.

In the quarter, revenues reached a record level, $43,019,000, up 15.6% from $37,222,000 during the corresponding period in 2003, and net income decreased 53.2% to $1,571,000 or $0.12 per share compared to $3,357,000 or $0.25 per share for the same period a year ago.

Norman H. Asbjornson, President and CEO, pointed out that "the higher sales were attributable to a record backlog and a small (1%) contribution of revenues from AAON Canada, Inc., acquired on May 5, 2004, despite closings of the Company's Tulsa plant for four days during the period due to computer and electrical outages. The lower earnings resulted from the continued impact of higher steel and copper prices and startup costs associated with a new coil project, equipment failures at the Company's Longview, Texas plant, which prevented coil production needed by the Tulsa facility, and the above-referenced plant closings, all of which combined to reduce margins from 23.7% in the second quarter of 2003 to 14.8% in 2004; and AAON Canada, Inc., incurred a loss of approximately $100,000."

Net sales for the first six months of 2004 were up 14.9%, $80,513,000, compared to $70,078,000 in 2003, whereas earnings were down 43.0% from $6,852,000 or $0.51 per share, compared to $3,908,000 or $0.30 per share. All per share earnings are on a diluted basis.

Mr. Asbjornson said that, "the outlook is for higher sales and improved earnings during the last half of 2004, compared to the first half year results."

Certain statements in this news release may be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933. Statements regarding future prospects and developments are based upon current expectations and involve certain risks and uncertainties that could cause actual results and developments to differ materially from the forward-looking statements.


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

                                   AAON, Inc.
                      Consolidated Statements of Operations

                                                   Three Months Ended                              Six Months Ended
                                          June 30, 2004*         June 30, 2003*          June 30, 2004*        June 30, 2003*
                                          -------------------------------------------------------------------------------------
                                                            (In thousands, except share and per share data)
Net sales                                    $   43,019             $   37,222              $   80,513            $   70,078

Cost of Sales                                    36,664                 28,414                  66,457                52,573
                                          ----------------       ----------------        ----------------      ----------------
      Gross profit                                6,355                  8,808                  14,056                17,505

Selling, general and
    administrative expenses                       3,791                  3,512                   7,758                 6,708
                                          ----------------       ----------------        ----------------      ----------------
     Income from operations                       2,564                  5,296                   6,298                10,797

Interest expense                                     10                      9                      27                    15

Interest income                                     (83)                  (117)                   (164)                 (175)

Other expense (income)                               27                    (38)                     25                  (122)
                                          ----------------       ----------------        ----------------      ----------------
Income before income taxes                        2,610                  5,442                   6,410                11,079

Income tax provision                              1,039                  2,085                   2,502                 4,227
                                          ----------------       ----------------        ----------------      ----------------
     Net Income                              $    1,571             $    3,357              $    3,908            $    6,852
                                          ================       ================        ================      ================

Earnings Per Share:
   Basic                                     $     0.13             $     0.26              $     0.31            $     0.53
                                          ================       ================        ================      ================
   Diluted                                   $     0.12             $     0.25              $     0.30            $     0.51
                                          ================       ================        ================      ================

Weighted Average Shares Outstanding:
   Basic                                     12,457,309             12,738,484              12,469,747            12,808,535
                                          ================       ================        ================      ================
   Diluted                                   12,967,457             13,239,864              12,982,239            13,326,803
                                          ================       ================        ================      ================
*Unaudited


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

                                   AAON, Inc.
                           Consolidated Balance Sheets

                                                                   June 30, 2004*                  December 31, 2003
                                                             ---------------------------------------------------------
                                                                  (in thousands, except share and per share data)
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                       $       17                      $    6,186
     Certificate of deposit                                               3,500                          10,000
     Accounts receivable, net                                            24,623                          22,553
     Inventories, net                                                    21,917                          19,711
     Prepaid expenses                                                       762                           2,653
     Deferred income tax                                                  3,532                           3,532
                                                             ------------------------          -----------------------
     Total current assets                                                54,351                          64,635
                                                             ------------------------          -----------------------

PROPERTY, PLANT AND EQUIPMENT, at cost:
     Land                                                                 1,254                             874
     Buildings                                                           22,022                          19,588
     Machinery and equipment                                             49,872                          44,329
     Furniture and fixtures                                               4,046                           3,944
                                                             ------------------------          -----------------------
     Total property, plant and equipment                                 77,194                          68,735
     Less: accumulated depreciation                                      34,373                          31,285
                                                             ------------------------          -----------------------
     Net property, plant and equipment                                   42,821                          37,450

     Goodwill                                                               115                               -
                                                             ------------------------          -----------------------
     Total assets                                                    $   97,287                      $  102,085
                                                             ========================          =======================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Revolving credit facility                                       $        -                      $    5,356
     Accounts payable                                                     9,798                          11,553
     Accrued liabilities                                                 13,113                          12,357
                                                             ------------------------          -----------------------
     Total current liabilities                                           22,911                          29,266
                                                             ------------------------          -----------------------
DEFERRED TAX LIABILITY                                                    5,391                           5,391
                                                             ------------------------          -----------------------
STOCKHOLDERS' EQUITY
     Preferred Stock, $.001 par, 5,000,000 shares
          authorized, no shares issued                                        -                               -
     Common Stock, $.004 par, 50,000,000 shares authorized,
          and 12,441,432 and 12,519,733 issued and
          outstanding at June 30, 2004,
          and December 31, 2003, respectively                                50                              50

     Additional paid-in capital                                               -                               -
     Accumulated other comprehensive loss                                    (6)                              -
     Retained earnings                                                   68,941                          67,378
                                                             ------------------------          -----------------------
     Total stockholders' equity                                          68,985                          67,428
                                                             ------------------------          -----------------------
     Total Liabilities and Stockholders' Equity                      $   97,287                      $  102,085
                                                             ========================          =======================
*Unaudited


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

                                   AAON, Inc.
                      Consolidated Statements of Cash Flows

                                                                           Six Months Ended*              Six Months Ended*
                                                                             June 30, 2004                  June 30, 2003
                                                                        ------------------------------------------------------
                                                                                            (in thousands)
Operating Activities
     Net income                                                                  $    3,908                     $    6,852
     Adjustments to reconcile net income to net cash provided
       by operating activities:
         Depreciation                                                                 3,088                          2,540
         Provision for losses on accounts receivable                                    282                            860
         Loss on disposition of assets                                                    4                              -
         Changes in assets and liabilities, net of effects
           of acquisition:
           Accounts receivable                                                       (1,265)                        (5,857)
           Inventories                                                               (1,862)                           429
           Prepaid expenses                                                           1,891                            272
           Accounts payable                                                          (1,755)                           398
           Accrued liabilities                                                          711                          1,725
                                                                        ------------------------------------------------------
     Net cash provided by operating activities                                        5,002                          7,219

Investing Activities
     Cash paid for acquisition                                                       (1,778)                             -
     Proceeds from sale of property, plant and equipment                                 13                              -
     Proceeds from matured certificate of deposit                                     6,500                              -
     Capital expenditures                                                            (8,199)                        (3,606)
                                                                        ------------------------------------------------------
     Net cash used in investing activities                                           (3,464)                        (3,606)

Financing Activities
     Borrowings under revolving credit facility                                      29,265                         20,388
     Payments under revolving credit facility                                       (34,621)                       (21,829)
     Payments on long-term debt                                                           -                              -
     Stock options exercised                                                            632                            209
     Repurchase of stock                                                             (2,977)                        (6,775)
                                                                        ------------------------------------------------------
     Net cash used in financing activities                                           (7,707)                        (8,007)
                                                                        ------------------------------------------------------

Effect of exchange rate on cash                                                          (6)                             -
                                                                        ------------------------------------------------------
Net decrease in cash and cash equivalents                                            (6,169)                        (4,394)
                                                                        ------------------------------------------------------
Cash and cash equivalents, beginning of year                                          6,186                          5,071
                                                                        ------------------------------------------------------
Cash and cash equivalents, end of year                                           $       17                     $      677
                                                                        ======================================================
*Unaudited


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